Exhibit 10.17

LOCK-UP AGREEMENT

China Intelligent Lighting and Electronics, Inc.
(f/k/a SKRP 22, Inc.)
Attn:  President

WestPark Capital, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067

The undersigned is a security holder of China Intelligent Lighting and Electronics, Inc. (the “Company”).  The undersigned is the holder of record of a total of 858,846 shares of the Company’s Common Stock (the “Shares”) and warrants to purchase 613,500 shares of Common Stock (the “Warrants”, and collectively with the Shares, the “Securities”).

The undersigned recognizes that it is in the best financial interests of the Company and of the undersigned, as a stockholder of the Company that the Securities be subject to certain restrictions and hereby agrees as follows, which shall supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this agreement:

Other than as set forth below, the undersigned shall not: (a) sell, assign, exchange, transfer, pledge, distribute or otherwise dispose of (i) any shares of the Common Stock of the Company held by the undersigned or (ii) any interest (including, without limitation, an option to buy or sell) in any such Common Stock, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose; or (b) engage in any transaction in respect to any such Common Stock held by the undersigned or any interest therein, the intent or effect of which is the effective economic disposition of such shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions) (the foregoing restrictions are referred to herein as “Lock-Up Restrictions”).

The undersigned agrees that:

(i) 358,846 Shares it holds and 113, 500 shares of Common Stock issuable upon exercise of the Warrants shall be released from the Lock-Up Restrictions on such date and/or dates and in such amounts that is equivalent to the date and/or dates and released amounts of the lock-up restrictions imposed by WestPark Capital, Inc. on investors in any private offering conducted by the Company further to the share exchange agreement between the Company and the parent of an operating entity, or any of its affiliates (the “Private Offering”); and

(ii) the remaining 500,000 Shares it holds and 500,000 shares of Common Stock issuable upon exercise of the Warrants shall be released from the Lock-Up Restrictions on the date that is twelve (12) months subsequent to the date on which the Company’s Common Stock begins trading on the NYSE Amex.

WestPark Capital, Inc., in its sole discretion, may release from the Lock-up Restrictions some or all the undersigned’s shares of the Company’s Common Stock earlier than the release schedule as described above, except for the shares held by the undersigned that are subject to the 12 month lock-up restriction, provided however that the investors in the Private Offering shall receive the same early release, on a pro rata basis, or if all of the shares sold in the Private Offering are no longer subject to any similar Lock-Up restrictions.

The certificates evidencing Common Stock of the Company held by the undersigned shall bear a legend as set forth below (the “Lock-Up Legend”) and such Legend shall remain during the term of this Lock-Up Agreement as set forth above:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN LOCK-UP AGREEMENT BY AND BETWEEN THE COMPANY, A DELAWARE CORPORATION, AND THE HOLDER HEREOF (THE “LOCK-UP AGREEMENT”), AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED OR OTHERWISE DISPOSED OF PRIOR TO THAT CERTAIN TIME PERIOD DETAILED IN THE LOCK-UP AGREEMENT. UPON SATISFACTION OF THE REQUIREMENTS SET FORTH HEREIN, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) UPON THE EXPIRATION OF THE TIME PERIOD SPECIFIED IN THE LOCK-UP AGREEMENT.  A COPY OF THE LOCK-UP AGREEMENT IS AVAILABLE FOR REVIEW AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date indicated below.

WestPark Capital Financial Services, LLC
Printed Name of Holder

Signature	/s/ Richard Rappaport

Date:	June 4, 2010